                                                                    Exhibit 24.1




                           PARKER-HANNIFIN CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


                  Parker-Hannifin Corporation, an Ohio corporation (the "Corporation"), hereby constitutes and appoints, Duane E. Collins, Michael J. Hiemstra, Joseph D. Whiteman, Timothy K. Pistell, Thomas A. Piraino and Thomas
C. Daniels and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the Corporation, for it and in its name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities") of the Corporation, with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the Corporation, every act whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of March 13, 1998.



                                   PARKER-HANNIFIN CORPORATION



                                   By:      /s/ Joseph D. Whiteman
                                            ------------------------------------
                                   Name:     Joseph D. Whiteman
                                   Title:    Vice President, General Counsel and
                                                Secretary

                                                                    Exhibit 24.1



                            DIRECTORS AND OFFICERS OF
                           PARKER-HANNIFIN CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

                  The undersigned directors and officers of Parker-Hannifin Corporation, an Ohio corporation, do hereby constitute and appoint, Duane E. Collins, Michael J. Hiemstra, Joseph D. Whiteman, Timothy K. Pistell, Thomas A. Piraino and Thomas C. Daniels and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him/her and in his/her name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities") of the Corporation, with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of March 13, 1998.



/s/ Duane E. Collins                                         /s/ Patrick S. Parker
-----------------------------------------                    -------------------------------------------
Duane E. Collins, President,                                 Patrick S. Parker,
Chief Executive Officer and Director                         Chairman of the Board of Directors
(Principal Executive Officer)

                                                             /s/ John G. Breen
                                                             -------------------------------------------
/s/ Michael J. Hiemstra                                      John G. Breen, Director
-----------------------------------------
Michael J. Hiemstra, Vice-President -
Finance and Administration
(Principal Financial Officer)                                /s/ Paul C. Ely, Jr.
                                                             -------------------------------------------
                                                             Paul C. Ely, Jr., Director

/s/ Harold C. Gueritey, Jr.
-----------------------------------------
Harold C. Gueritey, Jr., Controller                          /s/ Allen H. Ford
(Principal Accounting Officer)                               -------------------------------------------
                                                             Allen H. Ford, Director



                                                             /s/ Peter W. Likins
                                                             -------------------------------------------
                                                             Peter W. Likins, Director

                                          /s/ Allan L. Rayfield
                                          ------------------------------------
                                          Allan L. Rayfield, Director


                                          /s/ Paul G. Schloemer
                                          ------------------------------------
                                          Paul G. Schloemer, Director


                                          /s/ Wolfgang R. Schmitt
                                          ------------------------------------
                                          Wolfgang R. Schmitt, Director


                                          /s/ Dennis W. Sullivan
                                          ------------------------------------
                                          Dennis W. Sullivan, Director


                                          /s/ Stephanie A. Streeter
                                          ------------------------------------
                                          Stephanie A. Streeter, Director


                                          /s/ Hector R. Ortino
                                          ------------------------------------
                                          Hector R. Ortino, Director


                                          /s/ Michael A. Treschow
                                          ------------------------------------
                                          Michael A. Treschow, Director


                                          /s/ Debra L. Starnes
                                          ------------------------------------
                                          Debra L. Starnes, Director





                                        2